UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 29, 2004

AMERICAN COMMUNITY PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation)	1-14369 (Commission File Number)	52-2058165 (I.R.S. Employer Identification No.)

222 Smallwood Village Center
St. Charles, Maryland 20602
(Address of principal executive offices)(Zip Code)

(301) 843-8600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

This Form 8-K/A is being filed for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 with respect to the Current Report on Form 8-K dated October 29, 2004 filed by American Community Properties Trust (the "Company") regarding the acquisitions of properties owned by Owings Chase Associates LP ("Owings Chase") and Prescott Square Associates LP ("Prescott Square"), together defined as "Owings Properties."

The historical and pro forma financial information is presented in accordance with Rule 3-14 and Article 11, respectively, of Regulation S-X promulgated under the Securities Act of 1933, as amended. The historical combined financial statements of the Owings Properties have been audited only for their most recent fiscal year as the transaction relating to the investment as described in the Company's Current Report on Form 8-K, filed November 4, 2004, did not involve a related party.

Material factors considered in assessing the acquisition of the Owings Properties included but were not limited to the opportunity to gain a presence in a strategic location in the Baltimore area, and the opportunity to expand our portfolio of apartment properties with an investment producing strong historical and expected cash flows. The properties are located in a very mature in-fill market, are 98.7% leased and are in excellent condition with over $1 million in capital improvements made to the assets within the past four years. The cash flows from the properties are stable with no immediate requirement for significant investment via capital expenditures. The properties also have superb access and proximity to the Baltimore area's most attractive and growing community with a location a few miles from a large commercial district and transportation system. The local and regional demographic make-up is strong and residents in these properties benefit from an outstanding education infrastructure.

After reasonable inquiry, the Company is not aware of any material factors relating to the operations of the Owings Properties not otherwise disclosed that would cause the reported combined historical financial information not to be necessarily indicative of future operating results.
(a)	Financial Statements of Properties Acquired.
Owings Properties

Report of Independent Registered Public Accounting Firm

Combined Statements of Revenues and Certain Operating Expenses for the Year Ended December 31, 2003 (audited) and for the Nine Months ended September 30, 2004 (unaudited)

Notes to the Combined Statements of Revenues and Certain Operating Expenses

American Community Properties Trust
Unaudited Statement of Estimated Taxable Operating Results and Estimated Cash To Be Made Available By Operations

(b)	Pro Forma Financial Information.
American Community Properties Trust

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2004.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2003.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2004.

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information

(c)	Exhibits.
None

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
AMERICAN COMMUNITY PROPERTIES TRUST

We have audited the accompanying Combined Statement of Revenues and Certain Operating Expenses (as defined in Note 1) of the properties owned by Owings Chase Associates LP and Prescott Square Associates LP, together defined as "Owings Properties," for the year ended December 31, 2003. The Combined Statement of Revenues and Certain Operating Expenses is the responsibility of the Owings Properties' management. Our responsibility is to express an opinion on the Combined Statement of Revenues and Certain Operating Expenses based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement of Revenues and Certain Operating Expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statement of Revenues and Certain Operating Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statement of Revenues and Certain Operating Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement of Revenues and Certain Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the filing of Form 8-K/A of American Community Properties Trust as described in Note 2, and is not intended to be a complete presentation of the Owings Properties' revenues and expenses.

In our opinion, the Combined Statement of Revenues and Certain Operating Expenses referred to above presents fairly, in all material respects, the combined revenues and certain operating expenses described in Note 1 of the Owings Properties for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

McLean, Virginia

January 11, 2005

OWINGS PROPERTIES
COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003 AND
THE NINE MONTHS ENDED SEPTEMBER 30, 2004
(DOLLARS IN THOUSANDS)

	December 31, 2003 (Audited)	September 30, 2004 (Unaudited)
Revenues:

Rent revenue	$ 2,628	$ 2,012
Other income	77	63
Total Revenue	2,705	2,075

Certain Operating Expenses:

Operating Expenses:
Administrative	440	364
Maintenance	446	432
Utilities	158	121
Other operating expenses	355	247
Total Operating Expenses	1,399	1,164

Revenues in excess of certain operating expenses	$ 1,306	$ 911

The accompanying notes are an integral part of this financial statement.

OWINGS PROPERTIES
NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

1.	OPERATION AND ACQUISITION OF PROPERTIES

The accompanying combined statements of revenues and certain operating expenses relate to the properties owned by Owings Chase Associates LP and Prescott Square Associates LP, two Maryland limited partnerships, located in Pikesville, Maryland, together defined as the "Owings Properties", which were acquired in 2004, as explained in more detail below.

On October 29, 2004, American Housing Properties L.P. ("AHP"), a wholly owned subsidiary of the Registrant, American Community Properties Trust ("ACPT" or the "Company"), purchased the assets of the apartment properties from Owings Chase Associates LP for $15,507,000, and from Prescott Square Associates LP for $4,433,000, exclusive of certain closing costs. The acquisition was financed through a combination of operating cash and a 10-year, $16,190,000 Fannie Mae loan.

Owings Chase contains 234 units on 14.04 acres built in the mid-1960s, consisting of 145 two-bedroom units and 89 one-bedroom units leased at fair market rental rates. Prescott Square contains 73 units on 4.3 acres built in 1967-68, consisting entirely of two-bedroom, two-bath units leased at fair market rental rates. American Rental Management Company, a wholly owned company of the Registrant, will manage these properties.
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

This statement is prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the combined statements are not representative of the actual operations for the periods presented as certain revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in future operations of the acquired properties, have been excluded. Such items include insurance settlement proceeds, depreciation expense, amortization expense and interest expense.

Use of Estimates

The preparation of these statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the combined statement of revenues and certain operating expenses and accompanying notes. Actual results could differ from those estimates.

Income Recognition

Rental income attributable to leases is recorded when due from residents and is recognized monthly as earned. Leases entered into between a resident and Owings Chase or Prescott Square for the rental of an apartment unit is generally year-to-year, renewable upon consent of both parties on an annual or monthly basis.

Repairs and Maintenance

Expenditures for ordinary maintenance and repairs are expensed to operations as they are incurred. Significant renovations and improvements, which improve or extend the useful life of the underlying assets, are capitalized.

Unaudited Interim Statement

The combined statement of revenues and certain operating expenses for the nine months ended September 30, 2004 is unaudited. In the opinion of management all significant adjustments of certain revenues and certain operating expenses have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for a full year of operations.
3.	RELATED PARTY TRANSACTIONS

Management services for Owings Properties are provided by an affiliate of the general partner and management fees are defined by a Management Agreement. Owings Properties incurred approximately $114,000 in management fees in 2003.

AMERICAN COMMUNITY PROPERTIES TRUST
UNAUDITED STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS AND
ESTIMATED CASH TO BE MADE AVAILABLE BY OPERATIONS

The Company's historical taxable income of $7,295,000 for the year ended December 31, 2003 would be decreased by $738,000 if the properties acquired on October 29, 2004 had been acquired on January 1, 2003. The tax provision generated by the book earnings of the acquired properties would have resulted in a total estimated tax provision for the Company of $2,043,000 for the year ended December 31, 2003. These calculations were determined using the combined federal and state statutory rates of 39.55%.

Owings Chase and Prescott Square produced $339,000 and $56,000 of operating cash, respectively, during the year ended December 31, 2003. Had the acquisition of the properties occurred on January 1, 2003, these amounts would have been available to the Company for operations.

AMERICAN COMMUNITY PROPERTIES TRUST
UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial information presents (i) the pro forma condensed consolidated balance sheet of American Community Properties Trust ("ACPT" or "the Company") as of September 30, 2004, as if the acquisition of the assets of Owings Chase Associates LP and Prescott Square Associates LP, together defined as the "Owings Properties" acquired on October 29, 2004, had occurred as of September 30, 2004; (ii) the pro forma condensed consolidated statement of operations of the Company for the year ended December 31, 2003, as if the above transaction occurred at the beginning of the period, and (iii) the pro forma condensed consolidated statement of operations of the Company for the period ended September 30, 2004, as if the above transaction occurred at the beginning of the period. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical consolidated financial statements and notes thereto of the Company included in the Company's Form 10-K for the year ended December 31, 2003 and Form 10-Q for the period ended September 30, 2004. In management's opinion, all significant adjustments necessary to reflect the effects of the transactions have been made.

The unaudited pro forma condensed consolidated pro forma financial information is not necessarily indicative of what the actual financial position or results of operations of the Company would have been had the transactions been consummated on the date indicated, nor does it purport to represent the future financial position or results of operations of the Company.

AMERICAN COMMUNITY PROPERTIES TRUST UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 2004 (In thousands, except share and per share data)

	Company	Pro Forma	Company
	Historical	Adjustments	Pro Forma
	(Note A)	(Note B)
Assets:
Assets Related to Investment Properties
Operating properties	$ 50,922	$ 21,043	$ 71,965
Other	18,062	-	18,062
	68,984	21,043	90,027
Assets Related to Community Development	59,549	-	59,549
Assets Related to Homebuilding	8,268	-	8,268
Cash and Other Assets	24,561	(4,691)	19,870
Total Assets	$ 161,362	$ 16,352	$ 177,714

Liabilities and Shareholders' Equity:
Liabilities Related to Investment Properties
Recourse debt	$ 1,910	$ -	$ 1,910
Non-recourse debt	72,233	16,190	88,423
Accounts payable, accrued liabilities, deferred income
and minority interest	3,545	162	3,707
	77,688	16,352	94,040

Liabilities Related to Community Development	31,100	-	31,100
Liabilities Related to Homebuilding	7,815	-	7,815
Other Liabilities	6,977	-	6,977
Total Liabilities	123,580	16,352	139,932

Shareholders' Equity
Common shares, $.01 par value, 10,000,000 shares authorized,
5,191,554 shares issued and outstanding as of
September 30, 2004	52	-	52
Treasury stock, 17,359 shares at cost	(376)	-	(376)
Additional paid-in capital	16,964	-	16,964
Retained earnings	21,142	-	21,142
Total Shareholders' Equity	37,782	-	37,782
Total Liabilities and Shareholders' Equity	$ 161,362	$ 16,352	$ 177,714

The accompanying notes are an integral part of this financial statement.

AMERICAN COMMUNITY PROPERTIES TRUST UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003 (In thousands, except per share amounts)

	Company	Pro Forma	Company
	Historical	Adjustments	Pro Forma
	(Note A)	(Note B)
Revenues
Community development-land sales	$ 6,893	$ -	$ 6,893
Homebuilding-home sales	21,560	-	21,560
Equity in earnings from partnerships and developer fees	3,764	-	3,764
Rental property revenues	16,059	2,222	18,281
Management and other fees, substantially all from related entities	3,334	-	3,334
Reimbursement of expenses related to managed entities	6,754	-	6,754
Interest and other income	309	-	309
Total revenues	58,673	2,222	60,895

Expenses
Cost of land sales	4,936	-	4,936
Cost of home sales	16,728	-	16,728
Rental properties expenses:
Operating	6,901	1,285	8,186
Interest	3,464	984	4,448
Depreciation and amortization	2,618	691	3,309
Expenses reimbursed from managed entities	6,754	-	6,754
General and administrative and selling and marketing	8,116	-	8,116
Interest expense-other	349	-	349
Other expenses	224	-	224
Write-off of deferred project costs	1,011	-	1,011
Total expenses	51,101	2,960	54,061

Income before provision for income taxes and minority interest	7,572	(738)	6,834
Provision (benefit) for income taxes (Note C)	2,335	(292)	2,043

Income (loss) before minority interest	5,237	(446)	4,791
Minority interest	(277)	-	(277)

Net income (loss)	$ 4,960	$ (446)	$4,514
Earnings per share basic	$ 0.96	$ -	$0.87
Earnings per share diluted	$ 0.95	$ -	$0.87
Weighted average shares outstanding basic	5,192	-	5,192
Weighted average shares outstanding diluted	5,199	-	5,199

The accompanying notes are an integral part of this financial statement.

AMERICAN COMMUNITY PROPERTIES TRUST UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 (In thousands, except per share amounts)

	Company	Pro Forma	Company
	Historical	Adjustments	Pro Forma
	(Note A)	(Note B)
Revenues
Community development-land sales	$ 5,839	$ -	$ 5,839
Homebuilding-home sales	9,861	-	9,861
Equity in earnings from partnerships and developer fees	2,387	-	2,387
Rental property revenues	13,038	1,727	14,765
Management and other fees, substantially all from related entities	2,797	-	2,797
Reimbursement of expenses related to managed entities	5,158	-	5,158
Interest and other income	370	-	370
Total revenues	39,450	1,727	41,177

Expenses
Cost of land sales	4,388	-	4,388
Cost of home sales	7,474	-	7,474
Rental properties expenses:
Operating	5,345	1,076	6,421
Interest	3,545	757	4,302
Depreciation and amortization	2,043	541	2,584
Expenses reimbursed from managed entities	5,158	-	5,158
General and administrative and selling and marketing	6,923	-	6,923
Interest expense-other	247	-	247
Other expenses	188	-	188
Total expenses	35,311	2,374	37,685

Income before provision for income taxes and minority interest	4,139	(647)	3,492
Provision (benefit) for income taxes (Note C)	1,089	(256)	833

Income (loss) before minority interest	3,050	(391)	2,659
Minority interest	(122)	-	(122)

Net income (loss)	$ 2,928	$ (391)	$ 2,537
Earnings per share basic and diluted	$ 0.56	$ -	$ 0.49

Weighted average shares outstanding basic and diluted	5,192	-	5,192

The accompanying notes are an integral part of this financial statement.

AMERICAN COMMUNITY PROPERTIES TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 2003 AND
AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

Note A - Company Historical Information

Reflects the historical condensed consolidated financial statements and notes thereto of the Company included in the Company's Form 10-K for the year ended December 31, 2003 and Form 10-Q for the period ended September 30, 2004.

Note B - Pro Forma Adjustments

Balance Sheet - September 30, 2004

Reflects the balance sheet adjustments necessary to reflect the acquisition of the Owings Properties acquired on October 29, 2004 as if the transactions had occurred September 30, 2004.

The Pro Forma adjustments are as follows (dollars in thousands):

	Owings Properties	AHP	Total
Assets related to investment properties:
Operating properties (1)	$ 21,043	$ -	$ 21,043
Cash and other assets (2)	156	(4,847)	(4,691)

Liabilities related to investment properties:
Non-recourse debt (3)	16,190	-	16,190
Other liabilities (4)	162	-	162

  Reflects managements' estimates of the allocation of the Company's purchase price to land of $2,161,000, building of $17,296,000, and intangible assets (leases) of $483,000 based on a purchase price of approximately $19.9 million and approximately $1,103,000 of taxes and other closing costs, of which $737,000 are deferred financing costs.
  Represents restricted cash acquired from the properties offset by use of operating cash towards purchase price.
  Represents ten-year, 5.49% Fannie Mae loan obtained at time of acquisition.
  Represents security deposits, water sewer reimbursement and prepaid rents.

Note B (continued)

Statement of Operations for the year ended December 31, 2003

Reflects adjustments to the revenues and expenses of the Owings Properties acquired on October 29, 2004 for the year ended December 31, 2003 as if the transactions were consummated on January 1, 2003, as follows (dollars in thousands):
Owings
Properties

Rent revenue (1)	$2,145
Other income	77
Total Property Revenue	2,222

Operating expenses (2)	1,285
Interest expense (3)	984
Depreciation and amortization (4)	691
Total property expenses	2,960

Property expenses in excess of revenue	(738)

Benefit for income taxes	(292)

$ (446)

(1)	Reflects the amortization of intangibles assets (leases) of $483,000 over the remaining lease term.
(2)	Reflects the elimination of management expenses of $114,000.
(3)	Reflects an adjustment for interest expense of $889,000 and amortization of deferred financing cost of $74,000 on the two new loans from Fannie Mae at a rate of 5.49%.
(4)	Reflects depreciation and amortization expense calculated on the preliminary allocation of the purchase price and closing costs to building and improvements over 25 years on a straight-line basis.

Note B (continued)

Statement of Operations for the nine months ended September 30, 2004

Reflects adjustments to the revenues and expenses of the Owings Properties acquired on October 29, 2004 for the nine months ended September 30, 2004 as if the transactions were consummated on January 1, 2004, as follows (dollars in thousands):
Owings
Properties

Rent revenue (1)	$ 1,664
Other income	63
Total Property Revenue	1,727

Operating expenses (2)	1,076
Interest expense (3)	757
Depreciation and amortization (4)	541
Total property expenses	2,374

Property expenses in excess of revenue	(647)

Benefit for income taxes	(256)

$ (391)

(1)	Reflects the amortization of intangible assets (leases) of $348,000 over the remaining lease term.
(2)	Reflects the elimination of management expenses of $88,000.
(3)	Reflects an adjustment for interest expense of $667,000 and amortization of deferred financing cost of $55,000 on the two new loans from Fannie Mae at a rate of 5.49%.
(4)	Reflects depreciation and amortization expense calculated on the preliminary allocation of the purchase price and closing costs to building and improvements over 24 years on a straight-line basis.

Note C- Provision for Income Taxes

For the year ended December 31, 2003

The losses from the properties acquired will flow through to American Housing Properties LLP and be taxed at the combined federal and statutory rates of 39.55%. Had the acquisition of the two properties occurred on January 1, 2003, the losses from the properties would have produced a tax benefit to the Company of $292,000.

For the nine months ended September 30, 2004

The losses from the properties acquired will flow through to American Housing Properties LLP and be taxed at the combined federal and statutory rates of 39.55%. Had the acquisition of the two properties occurred on January 1, 2004, the losses from the properties would have produced a tax benefit to the Company of $256,000.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AMERICAN COMMUNITY PROPERTIES TRUST
(Registrant)

Dated: January 14, 2005	By: /s/ Cynthia L. Hedrick
Cynthia L. Hedrick Senior Vice President and Chief Financial Officer